EXHIBIT 10.8



                     THIRD AMENDMENT TO AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                       CRAMERTON AUTOMOTIVE PRODUCTS, L.P.


                          Dated as of December 11, 1996

                                  by and among

                           CRAMERTON MANAGEMENT CORP.

                               JPS AUTOMOTIVE L.P.

                            SEIREN U.S.A. CORPORATION

                                       and

                      SEIREN AUTOMOTIVE TEXTILE CORPORATION




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                     THIRD AMENDMENT TO AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                       CRAMERTON AUTOMOTIVE PRODUCTS, L.P.


                  This Third Amendment (this "Amendment") is made as of December 11, 1996, by and among Cramerton Management Corp., a Delaware corporation ("CMC"), JPS Automotive L.P., a Delaware limited partnership ("JPS Automotive"), Seiren U.S.A. Corporation, a Delaware corporation ("Seiren Affiliate 1") and Seiren Automotive Textile Corporation, a Delaware corporation ("Seiren Affiliate 2"), and amends the Amended and Restated Agreement of Limited Partnership of Cramerton Automotive Products, L.P. (the "Partnership"), dated as of December 2, 1991, as amended by the First Amendment to Amended and Restated Agreement of Limited Partnership of Cramerton Automotive Products, L.P., dated as of June 28, 1994 and the Second Amendment to Amended and Restated Agreement of Limited Partnership of Cramerton Automotive Products, L.P. dated as of October 3, 1994 (as so amended, the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

                  WHEREAS, Seiren Affiliate 1 has agreed to transfer and assign its 18.5% limited partnership interest in the Partnership to JPS Automotive effective the date hereof; and

                  WHEREAS, Seiren Affiliate 2 has agreed to transfer and assign its 1% general partnership interest in the Partnership to JPS Automotive effective the date hereof; and

                  WHEREAS, the Parties wish to amend the Agreement (i) to admit JPS Automotive as a general partner of the Partnership, (ii) to provide for the withdrawal of Seiren Affiliate 2 as a general partner of the Partnership, (iii) to provide for the withdrawal of Seiren Affiliate 1 as a limited partner of the Partnership, (iv) to record the increase in the limited partnership interest of JPS Automotive, and (v) authorize and consent to the transactions contemplated by the Equity Purchase Agreement (the "Transactions"), to the extent the Partnership is a party thereto.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms hereof, the parties hereto, intending to be legally bound, hereby agree as follows:

                  Section 1. Authority; Transactions. The Partnership and the Managing General Partner on behalf of the Partnership, without any further act, vote or approval of any Partner, are hereby authorized to enter into and perform the following transactions.





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                  (a) Execution of Transaction Documents. Notwithstanding any of
         the terms or provisions of the Agreement, the Partnership and the General Partner on behalf of the Partnership are hereby authorized to enter into, and perform their obligations under, each of the instruments and agreements necessary or desirable in connection with the Transactions, to which the Partnership or the General Partner on behalf of the Partnership is a party, and any other instrument or agreement referenced or contemplated therein, or necessary or desirable, in the sole judgment of the General Partner, to effectuate the transactions contemplated therein.

                  (b) Admission of JPS Automotive. Notwithstanding any of the terms or provisions of the Agreement to the contrary, upon the transfer by Seiren Affiliate 2 to JPS Automotive of its 1% general partnership interest in the Partnership, and the execution and delivery of this Amendment, JPS Automotive shall be and hereby is admitted to the Partnership as a general partner of the Partnership. JPS Automotive, as a general partner of the Partnership, hereby agrees to be bound by the terms and conditions of the Agreement and this Amendment, and to assume the obligations of Seiren Affiliate 2 arising under or in connection with the Agreement.

                  (c) Withdrawal of Seiren Affiliate 2. Notwithstanding any of the terms or provisions of the Agreement to the contrary, upon the admission of JPS Automotive as a general partner, Seiren Affiliate 2 shall withdraw from the Partnership as a Partner and from and after such date shall cease to be a general partner of the Partnership or have the power to exercise any right or power as a partner of the Partnership. For purposes of this Amendment, the admission of JPS Automotive pursuant to Section 1(b) is deemed to occur immediately prior to the withdrawal of Seiren Affiliate 2 pursuant to this Section 1(c).

                  (d) Withdrawal of Seiren Affiliate 1. Notwithstanding any of the terms or provisions of the Agreement to the contrary, upon the transfer of the 18.5% limited partnership interest in the Partnership by Seiren Affiliate 1 to JPS Automotive, Seiren Affiliate 1 shall withdraw from the Partnership as a Partner and from and after such date shall cease to be a limited partner of the Partnership or have the power to exercise any right or power as a partner of the Partnership.

                  (e) Increase in Limited Partnership Interest of JPS Automotive. The parties acknowledge that upon the transfer by Seiren Affiliate 1 of its 18.5% limited partnership interest in the Partnership, JPS Automotive will hold a 98% limited partnership interest in the Partnership.






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                  (f) Continuation of Partnership. The parties hereto agree that the consummation of the transactions contemplated in this Amendment, the admission of JPS Automotive as a general partner of the Partnership and the withdrawal of Seiren Affiliate 2 as a general partner of the Partnership and Seiren Affiliate 1 as a limited partner of the Partnership will not dissolve the Partnership and that the business of the Partnership shall be continued by the Managing General Partner.

                  (g) Interim Closing. Each of the parties hereto who is a Partner pursuant to the Agreement prior to this Amendment agrees that it will be allocated income or loss for tax purposes pursuant to an interim closing of the books as of the date of this Amendment, pursuant to the relevant provisions of the Agreement.

                  Section 2. Consent and Waiver. Notwithstanding any of the terms or provisions of the Agreement to the contrary, each of the parties hereto hereby consents to all actions that are necessary or desirable to effectuate the consummation of any an all of the transactions contemplated in Section 1 to the fullest extent necessary or desirable so as not to cause a violation of or conflict with any provision of the Agreement and hereby waives any and all right it may have to challenge such transactions. All acts by the Partnership and the Managing General Partner heretofore taken on behalf of the Partnership which are in accordance with this Section 2 are hereby approved, ratified and confirmed in all respects and for all purposes.

                  Section 3. Effect of Amendment. On and after the date hereof, each reference in the Agreement to "this Agreement", "hereof", "hereunder" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  Section 4. Further Assurances. From time to time upon request and without further consideration, each of the parties hereto shall, and shall cause its subsidiaries and affiliates to, execute, deliver and acknowledge all such further instruments and do such further acts as any other party hereto may reasonably require to evidence or implement the transactions contemplated by this Amendment. Notwithstanding anything to the contrary contained in the Agreement, each of the parties hereto hereby consents to any and all of the transactions contemplated by this Amendment to the extent necessary so as not to cause a default or event of default under such documents.

                  Section 5. Waiver. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such





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party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warrant, covenant, agreement or condition shall not operate as a waiver of or estoppel with respect to any subsequent or other failure.

                  Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same Amendment. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties thereto within ten business days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

                  Section 8. Severability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Amendment. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Amendment shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

                  Section 9. Headings. The headings used herein are for convenience of reference only, are not a part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, any provision of this Amendment or the Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective duly authorized officers thereunto as of the date first written above.

                                         CRAMERTON MANAGEMENT CORP.,
                                         as Managing General Partner

                                           /s/ Dean C. Gaskins
                                         ---------------------------
                                         By:
                                         Title: Executive Vice President &
                                                 Chief Operating Officer





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                            JPS AUTOMOTIVE L.P.
                            By: PACJ, INC.
                            Its: General Partner
                            as Limited Partner

                            /s/ J. Michael Stepp
                            ---------------------------
                            By: J. Michael Stepp
                            Title: Executive Vice President &
                                    Chief Financial Officer

                            SEIREN U.S.A. CORPORATION
                            as Withdrawing Limited Partner

                            /s/ H. Okuyama
                            ----------------------------
                            By: Hideo Okuyama
                            Title: President

                            SEIREN AUTOMOTIVE TEXTILE
                            CORPORATION
                            As Withdrawing General Partner
                            /s/ H. Okuyama
                            By: Hideo Okuyama
                            Title: Chairman


                                JPS AUTOMOTIVE L.P.
                                By: PACJ, INC.
                                Its: General Partner
                                as Limited Partner

                                /s/ J. Michael Stepp
                                ---------------------------
                                By: J. Michael Stepp
                                Title: Executive Vice President &
                                        Chief Financial Officer

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